Parker Hannifin Corporation Fiscal 2025 First Quarter Earnings Presentation October 31, 2024 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and may also include statements regarding future performance, orders, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance may differ materially from expectations, including those based on past performance. Among other factors that may affect future performance are: changes in business relationships with and orders by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms, changes in contract costs and revenue estimates for new development programs; changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination and ability to successfully undertake business realignment activities and the expected costs, including cost savings, thereof; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and other government actions, including related to environmental protection, and associated compliance costs; supply chain and labor disruptions, including as a result of labor shortages; threats associated with international conflicts and cybersecurity risks and risks associated with protecting our intellectual property; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; effects on market conditions, including sales and pricing, resulting from global reactions to U.S. trade policies; manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and economic conditions such as inflation, deflation, interest rates and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in the tax laws in the United States and foreign jurisdictions and judicial or regulatory interpretations thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics. Readers should also consider forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information including adjusted net income, organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, Net Debt to Adjusted EBITDA, free cash flow, and free cash flow margin. As used in this presentation, EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before business realignment, integration costs to achieve, acquisition related expenses, and other one-time items. Free cash flow is defined as cash flow from operations less capital expenditures. Although adjusted net income, organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, Net Debt to Adjusted EBITDA, free cash flow, and free cash flow margin are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the periods presented. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit investors.parker.com for more information. 2

3 FY25 Q1 Highlights $4.9B Sales +1.2% Reported +1.4% Organic1 25.7% Adjusted Segment Operating Margin1 +80 bps 24.9% Adjusted EBITDA Margin1 +10 bps $744M CFOA +14% Growth  Top quartile safety performance  Exceptional Aerospace performance  Consistent execution and margin expansion  Record Adjusted Segment Operating Margin of 25.7%  Record Cash Flow from Operations, 14% growth Transformed Portfolio Drives Record Performance 10% Reduction in Recordable Incidents 1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. Note: FY25 Q1 As Reported: Segment Operating Margin of 22.6%, EBITDA Margin of 24.8%, Net Income of $699M, EPS of $5.34. 4% Adjusted EPS Growth1

Why We Win Strong Competitive Advantages 4 Interconnected Technologies Enables comprehensive solutions for customers Application Engineering Technical expertise creates competitive advantage Innovative Products Deep customer partnership to uncover unmet needs Distribution Network Serving global aftermarket & small to mid-sized OEMs Decentralized structure, strategic positioning & operational excellence Parker’s Business System

~$20B Sales #1 Position in Motion & Control Industry >90% of Sales Comes from 6 Market Verticals 5  Interconnected technologies and solutions across market verticals  2/3’s of our revenue comes from customers who buy 4 or more technologies  Growth focused on faster growing, longer cycle markets and secular trends In-plant & Industrial Equipment 20% Other 5% HVAC/R 4% Energy 8% Aerospace & Defense 33% Off Highway 15% Transportation 15% ~$145B Market Size Note: Sales and market sizes as of FY24. Aerospace & Defense market includes sales reported both in the Aerospace Systems segment and Diversified Industrial segment.

Balanced & Diverse Aerospace Portfolio Drives Growth

FY24 Sales by Platform



Energy & Other 5%
Helicopters 5%
Regional Transport 8%
Business Jets 15%
Commercial Transport 38%
Military Fixed Wing 29%

Competitive Advantages

- Diversified customer base
- Comprehensive offering with proprietary designs
- Balanced narrowbody / widebody sales mix
- Meggitt significantly expanded aftermarket sales
- ~50% aftermarket sales mix
- ~7% Air Traffic Growth CY23 – CY27E CAGR[1]


A220


A320


A350


737


777


787


G650/700/800


G400/500/600


F-35


F/A-18


F-16


F-15


Black Hawk


Apache


ERJ-175/195 E1


Global 7500/8000

6

1: Source: IATA

• Hydraulic Power • Air & Water Management • HVAC In-Plant & Industrial Equipment A comprehensive suite of motion & control technologies Solutions for Factory InfrastructureSolutions for Factory Equipment Assembly & Testing Machine Tools & Presses Product Transfer & Automation 7

In-Plant & Industrial Equipment Market Vertical Positioned for Growth 8 Mega Projects Announced1 1. Source: Dodge Data & Analytics, company estimate. Projects announced since 2021. Macro Growth Drivers  Mega projects continue to drive long-term growth  Industrial CapEx investment  Digitalization and AI are driving the need for semiconductor fabs and data centers Aftermarket OEM Parker’s Differentiators  A powerhouse of interconnected technologies  Independent distribution network  Parker benefits throughout a project’s lifecycle Parker’s In-Plant Equipment Sales Mix Power Generation Chemicals Semiconductor Energy Data Center Commercial Infrastructure Facilities Battery &EV ~$1T

Summary of Fiscal 2025 1st Quarter Highlights

FY25 Q1 Financial Summary 1. Sales figures As Reported. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. Note: FY24 Q1 As Reported: Segment Operating Margin of 21.3%, EBITDA Margin of 24.7%, Net Income to common shareholders of $651M, EPS of $4.99. 10 $ Millions, except per share amounts FY25 Q1 FY25 Q1 FY24 Q1 YoY Change As Reported Adjusted¹ Adjusted¹ Adjusted Sales $4,904 $4,904 $4,847 +1.2% Segment Operating Margin 22.6% 25.7% 24.9% +80 bps EBITDA Margin 24.8% 24.9% 24.8% +10 bps Net Income $698 $810 $776 +4.3% EPS $5.34 $6.20 $5.96 +4.0%

FY25 Q1 Adjusted Earnings per Share Bridge 1. FY24 Q1 As Reported EPS of $4.99. FY25 Q1 As Reported EPS of $5.34. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. 11 $5.16 $6.13 $4.74 $5.96 $5.96 $6.20

FY25 Q1 Segment Performance

		Sales As Reported $ Organic %[1]	Segment Operating Margin As Reported	Segment Operating Margin Adjusted[1]	Order Rates[2]	Commentary
Diversified Industrial	**North America Businesses**	$2,100M **(5.0%) Organic**	23.1%	25.3% **+40 bps YoY**	(3%)	▪ Record adjusted segment operating margins ▪ HVAC returns to growth, while delays impact in-plant and energy markets ▪ Softness continues in transportation and off-highway
Diversified Industrial	**International Businesses**	$1,356M **(2.4%) Organic**	22.1%	24.1% **Flat YoY**	+1%	▪ Record adjusted segment operating margins ▪ Positive sales growth in Asia, offset by continued softness in Europe ▪ Orders turned positive on Asia improvement
	Aerospace Systems	$1,448M **+17.2% Organic**	22.3%	27.9% **+190 bps YoY**	+7%	▪ Record sales and adjusted segment operating margin ▪ Outstanding aftermarket sales growth in both commercial and defense markets
	Parker	$4,904M **+1.4% Organic**	22.6%	25.7% **+80 bps YoY**	+1%	▪ Performance reflects transformed portfolio ▪ Record adjusted segment operating margins ▪ Order rates remain positive due to longer cycle businesses

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.
2. Diversified Industrial orders are on a 3-month average computation and Aerospace Systems are rolling 12-month average computations.

12

$552M $649M CFOA $650M $744M CFOA FY25 Q1 Cash Flow Performance 1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. 13 Free Cash Flow1 11.4% 13.2% Cash Flow from Operations 13.4% 15.2% FY24 FY25 % to sales $744M Cash Flow from Operations +14% growth 15.2% Cash Flow from Operations Margin 13.2% Free Cash Flow Margin1 $649M Free Cash Flow1 +17% growth 1.9x Net Debt to Adjusted TTM EBITDA1 Cash Flow Highlights FY25FY24

Outlook

FY25 Sales Growth Forecast by Key Market Verticals

Key Market Verticals	% of Sales	Previous FY25 Guidance	Commentary	Current FY25 Guidance	Current vs. Previous Guidance
Aerospace & Defense	33%	HSD	▪ Raising guidance on aftermarket strength ▪ Diversified customer base	~10%	↗
In-Plant & Industrial	20%	LSD	▪ Near term delays in projects & CapEx ▪ Positive channel sentiment	LSD	↘
Transportation	15%	LSD	▪ Lower automotive production forecast ▪ Heavy duty & work truck demand remains positive	LSD	→
Off-Highway	15%	(MSD)	▪ OEM destocking continues ▪ Higher interest rates continue to impact Ag	(HSD)	↓
Energy	8%	LSD	▪ Near term delays in projects & CapEx ▪ Lower oil prices continue to impact outlook	Neutral	↓
HVAC/R	4%	LSD	▪ Regulatory changes driving growth	LSD	→

Current FY25 Organic: 1.5% - 4.5%

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FY25 Guidance Update

Reflects Expected Divestiture Activity

Guidance Metric	FY25 Full Year	Full Year Assumptions	FY25 Q2 Midpoint
Reported Sales	0.5% - 3.5%	▪ Currency favorable 0.5% ▪ Divestiture activity impact (~1.5%) ▪ Divestiture activity impact on Diversified Industrial, North America Businesses (3.5%)	$4.8B
Organic Sales Growth[1]	1.5% - 4.5%	▪ Raised Aerospace organic growth to 10% ▪ Assumes near term industrial pressure	1%
Adj. Operating Margin[1]	~25.7%	▪ All segments expected to expand margins ▪ 80 bps margin expansion ▪ ~70% incremental margin	~25.2%
Adj. EPS[1]	$26.35 - $27.05	▪ Full year tax rate ~22.5% ▪ Split: 1H: 46% | 2H: 54%	$6.15
Free Cash Flow[1]	$3.0B - $3.3B	▪ CapEx: ~2% of sales ▪ FCF Conversion >100%	- -

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.

Parker

16

FY25 Adjusted Earnings per Share Guidance Bridge 1. Previous FY25 As Reported EPS Guidance midpoint of $23.00. Current FY25 As Reported EPS Guidance midpoint of $23.13. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 17 $26.65 $26.70 Reflects expected divestiture activity

What Drives Parker  Safety, Engagement, Ownership  Living up to Our Purpose  Top Quartile Performance  Great Generators & Deployers of Cash 18

Upcoming Event Calendar FY25 Q2 Earnings Release January 30, 2025 FY25 Q3 Earnings Release May 1, 2025 FY25 Q4 Earnings Release August 7, 2025

Appendix  FY25 Guidance Details  Reconciliation of Organic Growth  Adjusted Amounts Reconciliation – Consolidated  Adjusted Amounts Reconciliation – Segment Operating Income  Reconciliation of EBITDA to Adjusted EBITDA  Reconciliation of Net Debt to Adjusted EBITDA  Reconciliation of Free Cash Flow Margin  Supplemental Sales Information – Global Technology Platforms  Reconciliation of FY25 Guidance 20

FY25 Guidance Details

Sales Growth vs. Prior Year	As Reported	Organic[1]
Diversified Industrial Segment		
North America Businesses	(6%) – (3%)	(1.5%) - 1.5%
International Businesses	2% - 5%	0% - 3%
Aerospace Systems Segment	9% - 12%	8.5% - 11.5%
Parker	**0.5% - 3.5%**	**1.5% - 4.5%**

Segment Operating Margins	As Reported	Adjusted[1]
Diversified Industrial Segment		
North America Businesses	~23.1%	~25.3%
International Businesses	~21.8%	~23.9%
Aerospace Systems Segment	~22.7%	~27.9%
Parker	**~22.6%**	**~25.7%**

Earnings Per Share	As Reported	Adjusted[1]
Midpoint	**$23.13**	**$26.70**
Range	**$22.78 - $23.48**	**$26.35 - $27.05**

1. Includes certain non-GAAP adjustments and financial measures.

Additional Items	As Reported
Corporate G&A	**~$215M**
Interest Expense	**~$415M**
Other (Income) Expense	**~$70M**
Reported Tax Rate	**~22.5%**
Diluted Shares Outstanding	**~130.7M**

Detail of Pre-Tax Adjustments to:	Segment Margins	Below Segment
Acquired Intangible Asset Amortization	**~$550M**	—
Business Realignment Charges	**~$50M**	**~$0.6M**
Integration Costs to Achieve	**~$15M**	—
Gain on Sale of Building	—	**(~$10.5M)**

Reflects Expected Divestiture Activity in the Diversified Industrial Segment, North America Businesses

Parker

21

Reconciliation of Organic Growth

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date				
Net Sales	**As Reported September 30, 2024**	**Currency**	**Divestitures**	**Adjusted September 30, 2024**	**As Reported September 30, 2023**
Diversified Industrial	$ 3,456,158	$ 9,457	$ 7,352	**$ 3,472,967**	$ 3,618,528
Aerospace Systems	1,447,826	(6,954)	-	**1,440,872**	1,228,960
Total Parker Hannifin	$ 4,903,984	$ 2,503	$ 7,352	**$ 4,913,839**	$ 4,847,488

	As reported	Currency	Divestitures	**Organic**
Diversified Industrial	(4.5)%	(0.3)%	(0.2)%	**(4.0)%**
Aerospace Systems	17.8 %	0.6 %	0.0 %	**17.2 %**
Total Parker Hannifin	1.2 %	0.0 %	(0.2)%	**1.4 %**

Supplemental Information:

Net Sales	**As Reported September 30, 2024**	**Currency**	**Divestitures**	**Adjusted September 30, 2024**	**As Reported September 30, 2023**
Diversified Industrial:					
North America businesses	$ 2,100,324	$ 10,376	$ 7,352	**$ 2,118,052**	$ 2,229,906
International businesses					
Europe	737,158	(14,325)	-	**722,833**	784,198
Asia Pacific	542,016	(433)	-	**541,583**	524,954
Latin America	76,660	13,839	-	**90,499**	79,470
International businesses	$ 1,355,834	$ (919)	$ -	**$ 1,354,915**	$ 1,388,622

	As reported	Currency	Divestitures	**Organic**
Diversified Industrial:				
North America businesses	(5.8)%	(0.5)%	(0.3)%	**(5.0)%**
International businesses				
Europe	(6.0)%	1.8 %	0.0 %	**(7.8)%**
Asia Pacific	3.3 %	0.1 %	0.0 %	**3.2 %**
Latin America	(3.5)%	(17.4)%	0.0 %	**13.9 %**
International businesses	(2.4)%	(0.0)%	0.0 %	**(2.4)%**

Parker

22

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

Quarter-to-Date FY 2025

	As Reported September 30, 2024	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Gain on Sale of Building	Adjusted September 30, 2024	% of Sales
Net sales	$ 4,903,984	100.0 %	$ -	$ -	$ -	$ -	**$ 4,903,984**	**100.0 %**
Cost of sales	3,097,719	63.2 %	23,199	5,440	108	-	**3,068,972**	**62.6 %**
Selling, general and admin. expenses	848,789	17.3 %	116,922	3,468	6,303	-	**722,096**	**14.7 %**
Interest expense	113,091	2.3 %	-	-	-	-	**113,091**	**2.3 %**
Other (income) expense, net	(30,801)	(0.6)%	-	598	-	(10,461)	**(20,938)**	**(0.4)%**
Income before income taxes	875,186	17.8 %	(140,121)	(9,506)	(6,411)	10,461	**1,020,763**	**20.8 %**
Income taxes	176,658	3.6 %	32,928	2,234	1,507	(2,458)	**210,869**	**4.3 %**
Net income	698,528	14.2 %	(107,193)	(7,272)	(4,904)	8,003	**809,894**	**16.5 %**
Less: Noncontrolling interests	108	0.0 %	-	-	-	-	**108**	**0.0 %**
Net income - common shareholders	$ 698,420	14.2 %	$ (107,193)	$ (7,272)	$ (4,904)	$ 8,003	**$ 809,786**	**16.5 %**
Diluted earnings per share	$ 5.34		$ (0.82)	$ (0.06)	$ (0.04)	$ 0.06	**$ 6.20**	

Quarter-to-Date FY 2024

	As Reported September 30, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Gain on Divestiture	Adjusted September 30, 2023	% of Sales
Net sales	$ 4,847,488	100.0 %	$ -	$ -	$ -	$ -	**$ 4,847,488**	**100.0 %**
Cost of sales	3,097,349	63.9 %	27,199	6,984	1,274	-	**3,061,892**	**63.2 %**
Selling, general and admin. Expenses	873,691	18.0 %	128,321	6,108	5,132	-	**734,130**	**15.1 %**
Interest expense	134,468	2.8 %	-	-	-	-	**134,468**	**2.8 %**
Other (income) expense, net	(78,455)	(1.6)%	-	-	-	(13,260)	**(65,195)**	**(1.3)%**
Income before income taxes	820,435	16.9 %	(155,520)	(13,092)	(6,406)	13,260	**982,193**	**20.3 %**
Income taxes	169,363	3.5 %	37,169	3,129	1,531	(5,681)	**205,511**	**4.2 %**
Net income	651,072	13.4 %	(118,351)	(9,963)	(4,875)	7,579	**776,682**	**16.0 %**
Less: Noncontrolling interests	245	0.0 %	-	-	-	-	**245**	**0.0 %**
Net income - common shareholders	$ 650,827	13.4 %	$ (118,351)	$ (9,963)	$ (4,875)	$ 7,579	**$ 776,437**	**16.0 %**
Diluted earnings per share	$ 4.99		$ (0.91)	$ (0.08)	$ (0.04)	$ 0.06	**$ 5.96**	

23

Adjusted Amounts Reconciliation
Segment Operating Income

(Dollars in thousands)
(Unaudited)

Quarter-to-Date FY 2025

	As Reported September 30, 2024	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Gain on Sale of Building	Adjusted September 30, 2024	% of Sales[2]
Diversified Industrial[1]	$ 783,546	22.7%	$ 65,264	$ 8,900	$ 778	$ -	**$ 858,488**	**24.8%**
Aerospace Systems[1]	322,986	22.3%	74,857	8	5,633	-	**403,484**	**27.9%**
Total segment operating income	1,106,532	22.6%	(140,121)	(8,908)	(6,411)	-	**1,261,972**	**25.7%**
Corporate administration	48,794	1.0%	-	-	-	-	**48,794**	**1.0%**
Income before interest and other	1,057,738	21.6%	(140,121)	(8,908)	(6,411)	-	**1,213,178**	**24.7%**
Interest expense	113,091	2.3%	-	-	-	-	**113,091**	**2.3%**
Other (income) expense	69,461	1.4%	-	598	-	(10,461)	**79,324**	**1.6%**
Income before income taxes	$ 875,186	17.8%	$ (140,121)	$ (9,506)	$ (6,411)	$ 10,461	**$ 1,020,763**	**20.8%**
Supplemental Information:								
Diversified Industrial:								
North America businesses[1]	$ 484,563	23.1%	$ 42,975	$ 3,444	$ 605	$ -	**$ 531,587**	**25.3%**
International businesses[1]	298,983	22.1%	22,289	5,456	173	-	**326,901**	**24.1%**

Quarter-to-Date FY 2024

	As Reported September 30, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Cost to Achieve	Gain on Divestiture	Adjusted September 30, 2023	% of Sales[2]
Diversified Industrial[1]	$ 806,754	22.3%	$ 67,951	$ 12,639	$ 1,139		**$ 888,483**	**24.6%**
Aerospace Systems[1]	226,260	18.4%	87,569	453	5,267		**319,549**	**26.0%**
Total segment operating income	1,033,014	21.3%	(155,520)	(13,092)	(6,406)		**1,208,032**	**24.9%**
Corporate administration	55,656	1.1%	-	-	-		**55,656**	**1.1%**
Income before interest and other	977,358	20.2%	(155,520)	(13,092)	(6,406)		**1,152,376**	**23.8%**
Interest expense	134,468	2.8%	-	-	-		**134,468**	**2.8%**
Other (income) expense	22,455	0.5%	-	-	-	(13,260)	**35,715**	**0.7%**
Income before income taxes	$ 820,435	16.9%	$ (155,520)	$ (13,092)	$ (6,406)	$ 13,260	**$ 982,193**	**20.3%**
Supplemental Information:								
Diversified Industrial:								
North America businesses[1]	$ 506,053	22.7%	$ 44,683	$ 2,584	$ 945	$ -	**$ 554,265**	**24.9%**
International businesses[1]	300,701	21.7%	23,268	10,055	194	-	**334,218**	**24.1%**

1. Segment operating income as a percent of sales is calculated on segment sales.
2. Adjusted amounts as a percent of sales are calculated on as reported sales.

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Reconciliation of EBITDA to Adjusted EBITDA 25 (Dollars in thousands) Three Months Ended (Unaudited) September 30, 2024 % of Sales 2023 % of Sales Net sales $ 4,903,984 100.0% $ 4,847,488 100.0% Net income $ 698,528 14.2% $ 651,072 13.4% Income taxes 176,658 3.6% 169,363 3.5% Depreciation 88,925 1.8% 84,867 1.8% Amortization 140,121 2.9% 155,520 3.2% Interest expense 113,091 2.3% 134,468 2.8% EBITDA 1,217,323 24.8% 1,195,290 24.7% Adjustments: Business realignment charges 9,506 0.2% 13,092 0.3% Meggitt costs to achieve 6,411 0.1% 6,406 0.1% Gain on divestiture - 0.0% (13,260) -0.3% Gain on sale of building (10,461) -0.2% - 0.0% EBITDA - Adjusted $ 1,222,779 24.9% $ 1,201,528 24.8% EBITDA margin 24.8% 24.7 % EBITDA margin - Adjusted 24.9% 24.8%

Reconciliation of Net Debt / Adjusted EBITDA 26 (Unaudited) (Dollars in thousands) September 30, 2024 Notes payable and long-term debt payable within one year 3,515,613$ Long-term debt 6,673,303 Add: Deferred debt issuance costs 55,024 Total gross debt 10,243,940$ Cash and cash equivalents 371,068$ Marketable securities and other investments 4,805 Total cash 375,873$ Net debt (Gross debt less total cash) 9,868,067$ TTM Net Sales 19,986,102$ Net income 2,892,392$ Income tax 756,962 Depreciation 353,194 Amortization 562,596 Interest Expense 485,118 TTM EBITDA 5,050,262$ Adjustments: Business realignment charges 49,870 Costs to achieve 38,278 Acquisition-related costs 0 Gain on divestitures (12,391) Gain on sale of building (10,461) Amortization of inventory step-up to FV 0 Net loss on divestitures 0 TTM Adjusted EBITDA 5,115,558$ Net Debt/TTM Adjusted EBITDA 1.9

Reconciliation of Free Cash Flow Margin 27 (Unaudited) (Dollars in thousands) 2024 2023 Net Sales 4,903,984$ 4,847,488$ Cash Flow from Operations 743,975$ 649,959$ Capital Expenditures (95,302) (97,746) Free Cash Flow 648,673$ 552,213$ Cash Flow from Operations Margin 15.2% 13.4% Free Cash Flow Margin 13.2% 11.4% Three Months Ended September 30,

Supplemental Sales Information Global Technology Platforms 28 (Unaudited) (Dollars in thousands) 2024 2023 Net sales Diversified Industrial: Motion Systems $ 848,549 $ 942,314 Flow and Process Control 1,125,634 1,181,461 Filtration and Engineered Materials 1,481,975 1,494,753 Aerospace Systems 1,447,826 1,228,960 Total $ 4,903,984 $ 4,847,488 Three Months Ended September 30,

RECONCILIATION OF FORECASTED EARNINGS PER SHARE (Unaudited) (Amounts in dollars) Q2 Fiscal Year 2025 Forecasted earnings per diluted share ~$5.27 Adjustments: Business realignment charges 0.08 Costs to achieve 0.02 Acquisition-related intangible asset amortization expense 1.05 Tax effect of adjustments1 (0.26) Adjusted forecasted earnings per diluted share ~$6.15RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME (Unaudited) (Amounts in percentages) Q2 Fiscal Year 2025 Forecasted segment operating margin ~22.1% Adjustments: Business realignment charges 0.2% Costs to achieve 0.1% Acquisition-related intangible asset amortization expense 2.8% Adjusted forecasted segment operating margin ~25.2% RECONCILIATION OF ORGANIC GROWTH (Unaudited) (Amounts in percentages) Q2 Fiscal Year 2025 Forecasted net sales (~0.3%) Adjustments: Currency (0.3%) Divestitures 1.6% Adjusted forecasted net sales ~1.0% Reconciliation of Q2 FY25 Guidance 1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. *Totals may not foot due to rounding 29

Reconciliation of FY25 Guidance

RECONCILIATION OF ORGANIC GROWTH

(Unaudited)
(Amounts in percentages)

	Fiscal Year 2025			
	Forecasted Net Sales	Currency	Divestitures	Adjusted Forecasted Net Sales
Diversified Industrial				
North America Businesses	(6.0%) to (3.0%)	~1.0%	~3.5%	(1.5%) to 1.5%
International Businesses	2.0% to 5.0%	(~2.0%)	-	0.0% to 3.0%
Aerospace Systems	9.0% to 12.0%	(~0.5%)	-	8.5% to 11.5%
Parker	**0.5% to 3.5%**	**(~0.5%)**	**~1.5%**	**1.5% to 4.5%**

RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME

(Unaudited)
(Amounts in percentages)

	Fiscal Year 2025				
	Forecasted Segment Operating Margin	Business Realignment Charges	Costs to Achieve	Acquisition-Related Intangible Asset Amortization Expense	Adjusted Forecasted Segment Operating Margin
Diversified Industrial					
North America Businesses	~23.1%	~0.2%	-	~2.0%	~25.3%
International Businesses	~21.8%	~0.5%	-	~1.5%	~23.9%
Aerospace Systems	~22.7%	-	~0.2%	~4.9%	~27.9%
Parker	**~22.6%**	**~0.2%**	**~0.1%**	**~2.7%**	**~25.7%**

RECONCILIATION OF FORECASTED EARNINGS PER SHARE

(Unaudited)

(Amounts in dollars)	Fiscal Year 2025
Forecasted earnings per diluted share	**$22.78 to $23.48**
Adjustments:	
Business realignment charges	**0.39**
Costs to achieve	**0.11**
Acquisition-related intangible asset amortization expense	**4.21**
Gain on sale of building	**(0.08)**
Tax effect of adjustments[1]	**(1.07)**
Adjusted forecasted earnings per diluted share	**$26.35 to $27.05**

RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW

(Unaudited)

(Dollars in millions)	Fiscal Year 2025
Cash flow from operations	**$3,400 to $3,700**
Less: Capital Expenditures	~(400)
Free cash flow	**$3,000 to $3,300**

1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.

*Totals may not foot due to rounding

Parker

30